FAIR VALUE DISCLOSURES	12 Months Ended
Mar. 31, 2020
FAIR VALUE DISCLOSURES [Abstract]
FAIR VALUE DISCLOSURES
Note 9 — FAIR VALUE DISCLOSURES

Assets and liabilities subject to fair value measurement are categorized into one of three different levels depending on the observability of the inputs employed in the measurement, as follows:

•	Level 1 – observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•
Level 2 – inputs that reflect quoted prices for identical assets or liabilities in markets which are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the asset or liability; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – unobservable inputs reflecting the Company’s own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Recurring Fair Value Measurements

The following table summarizes the financial instruments the Company had as of March 31, 2020 (Successor), valued at fair value on a recurring basis (in thousands):

	Successor
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance of March 31, 2020	Balance Sheet Classification
Derivative financial instrument	$—	$2,747	$—	$2,747	Prepaid expenses and other current assets
Rabbi Trust investments	2,327	—	—	2,327	Other assets
Total assets	$2,327	$2,747	$—	$5,074

The following table summarizes the financial instruments the Company had as of March 31, 2019 (Predecessor), valued at fair value on a recurring basis (in thousands):

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at March 31, 2019	Balance Sheet Classification
Derivative financial instrument	$—	$1,845	$—	$1,845	Prepaid expenses and other current assets
Rabbi Trust investments	2,544	—	—	2,544	Other assets
Total assets	$2,544	$1,845	$—	$4,389

Rabbi Trust Investments

The rabbi trust investments consist of cash and mutual funds whose fair value are based on quoted prices in active markets for identical assets and are designated as Level 1 within the valuation hierarchy. The rabbi trust holds investments related to the Company’s non-qualified deferred compensation plan for the Company’s senior executives. The derivative financial instruments consist of foreign currency put option contracts whose fair value is determined by quoted market prices of the same or similar instruments, adjusted for counterparty risk. See Note 10 for a discussion of the Company’s derivative financial instruments.

New Preferred Stock Embedded Derivative

The following table provides a rollforward of the preferred stock embedded derivative Level 3 fair value measurements for the five months ended March 31, 2020 (Successor):

Significant Unobservable Inputs (Level 3)
Derivative financial instruments:
Balance October 31, 2019	$470,322
Change in fair value	(184,140)
Balance March 31, 2020	$286,182

The fair value of the New Preferred Stock embedded derivative relies on the income approach, which was derived from Level 3, unobservable inputs that require significant estimates, judgments and assumptions relating to the Company’s equity volatility, capitalization tables, term to exit and equity value. See Notes 10 and 15 for further explanation of the compound embedded derivatives and New Preferred Stock.

The New Preferred Stock embedded derivative considers settlement scenarios that are further defined in Note 15. A number of the settlement scenarios requires a settlement premium. The specified premium depends on the timing of the liquidity event, ranging from a minimum of (a) 17% Internal Rate of Return (the “IRR”) (b) 2.1x Multiple of Invested Capital (the “MOIC”) and (c) 14% IRR if the liquidity event is prior to 3 years, to (y) a 2.1x MOIC and (z) 17% IRR if the liquidity event is in 5 years or more. At emergence, the fair value for the embedded derivative was determined using a “with” and “without” approach, first determining the fair value of the New Preferred Stock (inclusive of all bifurcated features) with the features and comparing it with the fair value of an instrument with identical terms of the New Preferred Stock without any of the bifurcated features (i.e., the preferred stock host).

The fair value of the New Preferred Stock was estimated using an option pricing method (“OPM”) allocating the total equity value to the various classes of equity. As of March 31, 2020 (Successor), the Company assumed a term to exit of 3 years, a risk-free rate of 1.61%, volatility of 45%, a 10% weighting on a three-year exit scenario and a 90% weight on a nearer-term exit scenario. Without the redemption or conversion features, the holders of the New Preferred Stock would have the right to perpetual preferred with 10% paid-in-kind (“PIK”) dividends, or the right to any upside value from conversion into common stock if the value exceeds the minimum return provided for under the Certificate of Designations (as defined herein). The Company will necessarily repay the Liquidation Preference (as defined in the Certificate of Designations) in cash upon an act of bankruptcy. Since the host is an instrument that accrues PIK dividends in perpetuity and includes no cash flows, the value of the right within the host to the Liquidation Preference plus accrued PIK dividends obligation is de minimis. The value of converting to common stock on the upside would be measured as the residual upon a liquidity event. Therefore, the fair value of the host was estimated as the value of the upside conversion into common shares, which was also estimated using the OPM.

Non-recurring Fair Value Measurements

The majority of the Company’s non-financial assets, which include inventories, property and equipment, assets held for sale, goodwill and other intangible assets, are not required to be carried at fair value on a recurring basis. However, if certain triggering events occur such that a non-financial asset is required to be evaluated for impairment and deemed to be impaired, the impaired non-financial asset is recorded as its fair value.

There were no assets as of March 31, 2020 (Successor) valued at fair value on a non-recurring basis.

The following table summarizes the assets as of March 31, 2019 (Predecessor), valued at fair value on a non-recurring basis (in thousands):

	Predecessor
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2019	Total Loss for Fiscal Year 2019
Inventories (1)	$—	$—	$7,697	$7,697	$9,276
Assets held for sale (2)	—	—	5,350	5,350	8,149
Aircraft and equipment (1)	—	—	136,338	136,338	104,939
Other intangible assets (1)	—	—	—	—	3,005
Total assets	$—	$—	$149,385	$149,385	$125,369

(1)	Fair value as of September 30, 2018.

(2)	Fair value as of March 31, 2019.

The fair value of inventories using Level 3 inputs is determined by evaluating the current economic conditions for sale and disposal of spare parts, which includes estimates as to the recoverability of the carrying value of the parts based on historical experience with sales and disposal of similar spare parts, the expected time frame of sales or disposals, the location of the spare parts to be sold and the condition of the spare parts to be sold or otherwise disposed of. See Note 1 for further discussion of the impairment of inventories.

The fair value of aircraft and equipment, using Level 3 inputs, is determined using a market approach. The market approach consisted of a thorough review of recent market activity, available transaction data involving the subject aircraft, current demand and availability on the market. The Company also took into account the age, specifications, accrued hours and cycles, and the maintenance status of each subject aircraft.

The fair value of other intangible assets, using Level 3 inputs, is estimated using the income approach. The estimate of fair value includes unobservable inputs, including assumptions related to future performance, such as projected demand for services, rates, and levels of expenditures. For further details on other intangible assets and goodwill, see Note 1.

The fair value of assets held for sale using Level 3 inputs is determined through evaluation of expected sales proceeds for aircraft. This analysis includes estimates based on historical experience with sales, recent transactions involving similar assets, quoted market prices for similar assets and condition and location of aircraft to be sold or otherwise disposed of. See Note 7 for details on assets held for sale.

Fair Value of Debt

The fair value of the Company’s debt has been estimated in accordance with the accounting standard regarding fair value. The fair value of the Company’s long-term debt as of March 31, 2020 (Successor) is estimated based on consideration of future cash flows of the instruments based on the contractual interest rates and then discounted, based on the implied market yield and the Company’s credit rating. The fair value of the Company’s fixed rate long-term debt as of March 31, 2019 (Predecessor) was estimated based on quoted market prices and was not updated for any possible acceleration provisions in the Company’s debt instruments.

In connection with the Company’s emergence from bankruptcy and in accordance with ASC 852, the Company applied the provisions of fresh-start accounting to its consolidated financial statements on the Effective Date. As a result, the Company adjusted its debt to its respective fair value at the Effective Date by $57.7 million. See Note 3 for further details. The carrying and fair value of the Company’s debt, excluding unamortized debt issuance costs, are as follows (in thousands):

	Successor		Predecessor
	March 31, 2020		March 31, 2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
8.75% Senior Secured Notes (1)(2)	$—	$—	$347,400	$252,000
4½% Convertible Senior Notes (1)(3)	—	—	112,944	28,923
6¼% Senior Notes (1)	—	—	401,535	75,288
Term Loan	61,500	56,894	—	—
Lombard Debt (4)	136,180	122,165	183,450	183,450
Macquarie Debt (4)	148,165	138,133	171,028	171,028
PK Air Debt (4)	207,326	180,290	212,041	212,041
Airnorth Debt (4)	7,618	7,221	11,058	11,058
Humberside Debt	335	335	—	—
Other Debt	—	—	9,168	9,168
	$561,124	$505,038	$1,448,624	$942,956

(1)	These debt instruments were settled in accordance with the Plan. See Note 8 for further details.

(2)	The carrying value is net of unamortized discount of $2.6 million as of March 31, 2019 (Predecessor).

(3)	The carrying value is net of unamortized discount of $30.8 million as of March 31, 2019 (Predecessor).

(4)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted debt to its respective fair value at the Effective Date by a reduction of $57.7 million. The unamortized discounts as of March 31, 2020 (Successor) were as follows: $26.4 million for the Lombard Debt, $11.1 million for the Macquarie Debt, $12.6 million for the PK Air Debt and $0.6 million for the Airnorth Debt.

Other

The fair values of the Company’s cash and cash equivalents, accounts receivable and accounts payable approximate their carrying value due to the short-term nature of these items.